UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2022

Marriott Vacations Worldwide Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35219	45-2598330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9002 San Marco Court Orlando, FL	32819
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 206-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On December 5, 2022, Marriott Vacations Worldwide Corporation (the “Company,” “we” or “our”) issued a press release announcing its intention to offer (the “Offering”) $500 million in aggregate principal amount of convertible senior notes due 2027 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also expects to grant the initial purchasers of the Notes an option to purchase up to an additional $75 million aggregate principal amount of the Notes for settlement within a 13-day period beginning on, and including, the date on which the Notes are initially issued.

The Company expects to use the net proceeds from the Offering to pay the cost of the convertible note hedge transactions described below (after such cost is partially offset by the proceeds to the Company from the warrant transactions described below). The Company expects to use the remainder of the net proceeds from the Offering to (i) redeem all of Marriot Ownership Resorts, Inc.’s outstanding 6.125% Senior Secured Notes due 2025 (the “2025 Secured Notes”) at a redemption price equal to 103.063% of the principal amount thereof, plus accrued and unpaid interest to, but not including, the redemption date, (ii) repay a portion of the outstanding borrowings under its revolving credit facility, (iii) repurchase up to $55 million in value of its shares of common stock pursuant to its existing share repurchase program concurrently with the pricing of this offering in privately negotiated transactions effected through one or more of the initial purchasers and/or their respective affiliates, as agent and (iv) pay fees, premiums and expenses in connection with the foregoing. This Current Report on Form 8-K (the “Form 8-K”) does not constitute a notice of redemption with respect to the 2025 Secured Notes.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated convertible note hedge transactions with one or more of the initial purchasers of the Notes, their respective affiliates and/or other financial institutions (the “hedge counterparties”). The Company also expects to enter into warrant transactions with the hedge counterparties.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and information incorporated by reference herein, constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. The Company cautions you that these statements are not guarantees of future performance and are subject to numerous and evolving risks and uncertainties that we may not be able to predict or assess, such as: the continuing effects of the COVID-19 pandemic or future health crises, including quarantines or other government-imposed travel or health-related restrictions; the length and severity of the COVID-19 pandemic or future health crises, including short and longer-term impact on consumer confidence and demand for travel, and the pace of recovery following the COVID-19 pandemic or future health crises, or as effective treatments or vaccines against variants of the COVID-19 pandemic or future health crises become widely available; variations in demand for vacation ownership and exchange products and services; worker absenteeism; price inflation; global supply chain disruptions; volatility in the international and national economy and credit markets, including as a result of the COVID-19 pandemic or future health crises, and the ongoing conflict between Russia and Ukraine and related sanctions and other measures; our ability to attract and retain our global workforce; competitive conditions; the availability of capital to finance growth; the impact of rising interest rates; the effects of steps we have taken and may continue to take to reduce operating costs and/or enhance health and cleanliness protocols at our resorts due to the COVID-19 pandemic or future health crises; political or social strife, and other matters disclosed under the heading “Risk Factors” contained in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and in subsequent SEC filings, any of which could cause actual results to differ materially from those expressed herein. These forward-looking statements apply only as of the date they were made or as otherwise specified herein. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are being furnished herewith:

Exhibit Number	Description

99.1	Press Release issued by Marriott Vacations Worldwide Corporation, dated December 5, 2022.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated: December 5, 2022	By:	/s/ Anthony Terry
	Name:	Anthony Terry
	Title:	Executive Vice President and Chief Financial Officer

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